                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                       529,129.98
Available Funds:
  Contract Payments due and received in this period                                                                    7,604,794.67
  Contract Payments due in prior period(s) and received in this period                                                   585,594.54
  Contract Payments received in this period for next period                                                               98,533.69
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                 252,526.16
  Prepayment Amounts related to early termination in this period                                                         390,814.20
  Servicer Advance                                                                                                       767,377.06
  Proceeds received from recoveries on previously Defaulted Contracts                                                          0.00
  Transfer from Reserve Account                                                                                            5,888.79
  Interest earned on Collection Account                                                                                    5,955.00
  Interest earned on Affiliated Account                                                                                      971.41
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                  0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)             0.00
  Amounts paid under insurance policies                                                                                        0.00
  Any other amounts                                                                                                            0.00

                                                                                                                      -------------
Total Available Funds                                                                                                 10,241,585.50
Less: Amounts to be Retained in Collection Account                                                                       543,950.04
                                                                                                                      -------------
AMOUNT TO BE DISTRIBUTED                                                                                               9,697,635.46
                                                                                                                      =============

DISTRIBUTION OF FUNDS:

  1. To Trustee -  Fees                                                                                                        0.00
  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                          585,594.54
  3. To Bank of America Derivative Settlement                                                                            487,834.58
  4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
         a) Class A1 Principal and Interest                                                                                    0.00
         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        6,435,231.48
         a) Class A3 Principal (distributed after A2 Note matures) and Interest                                          291,992.09
         a) Class A4 Principal (distributed after A3 Note matures) and Interest                                          291,337.50
         b) Class B Principal and Interest                                                                               128,025.12
         c) Class C Principal and Interest                                                                               260,675.44
         d) Class D Principal and Interest                                                                               174,519.04
         e) Class E Principal and Interest                                                                               239,140.91

  5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                   0.00
  6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                  106,062.77
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 217,718.58
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        5,888.79
  7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                          259,452.57
  8. To Servicer, Servicing Fee and other Servicing Compensations                                                        214,162.05
                                                                                                                      -------------
TOTAL FUNDS DISTRIBUTED                                                                                                9,697,635.46
                                                                                                                      =============

                                                                                                                      -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}               543,950.04
                                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $ 6,821,018.04
      - Add Investment Earnings                                                                                            5,888.79
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                         0.00
      - Less Distribution to Certificate Account                                                                           5,888.79
                                                                                                                     --------------
End of period balance                                                                                                $ 6,821,018.04
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $ 6,821,018.04
                                                                                                                     ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                 Pool A                                       232,305,382.12
                 Pool B                                        69,239,010.90
                                                              --------------
                                                                                  301,544,393.02
Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 487,109.82
Class A Monthly Interest - Pool B                                 145,183.90

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              4,311,936.33
Class A Monthly Principal - Pool B                              2,074,331.02
                                                              --------------
                                                                                    6,386,267.35
Ending Principal Balance of the Class A Notes

                 Pool A                                       227,993,445.79
                 Pool B                                        67,164,679.88
                                                              --------------      --------------
                                                                                  295,158,125.67
                                                                                  ==============

---------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $400,172,000     Original Face $400,172,000         Balance Factor
      $ 1.580055                      $ 15.958806                   73.757816%
---------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                           0.00
                     Class A2                                  20,544,393.02
                     Class A3a                                204,500,000.00
                     Class A3b                                 76,500,000.00
                                                              --------------

Class A Monthly Interest                                                          301,544,393.02
                     Class A1 (Actual Number Days/360)                  0.00
                     Class A2                                      48,964.13
                     Class A3a                                    291,992.09
                     Class A3b                                    291,337.50
                                                              --------------

Class A Monthly Principal
                     Class A1                                           0.00
                     Class A2                                   6,386,267.35
                     Class A3a                                          0.00
                     Class A3b                                          0.00
                                                              --------------
                                                                                    6,386,267.35
Ending Principal Balance of the Class A Notes
                     Class A1                                           0.00
                     Class A2                                  14,158,125.67
                     Class A3a                                204,500,000.00
                     Class A3b                                 76,500,000.00
                                                              --------------      --------------
                                                                                  295,158,125.67
                                                                                  ==============

Class A1

-------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000     Ending Principal
Original Face $54,600,000        Original Face $54,600,000      Balance Factor
     $ 0.896779                        $ 116.964603               25.930633%
-------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes

                     Pool A                             3,959,104.36
                     Pool B                             1,180,017.74
                                                        ------------
                                                                         5,139,122.10

Class B Overdue Interest, if any                                0.00
Class B Monthly Interest - Pool A                          14,780.66
Class B Monthly Interest - Pool B                           4,405.40
Class B Overdue Principal, if any                               0.00
Class B Monthly Principal - Pool A                         73,486.92
Class B Monthly Principal - Pool B                         35,352.14
                                                        ------------
                                                                           108,839.06

Ending Principal Balance of the Class B Notes

                     Pool A                             3,885,617.44
                     Pool B                             1,144,665.60
                                                        ------------
                                                                         ------------
                                                                         5,030,283.04
                                                                         ============

------------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000                  Ending Principal
Original Face $6,820,000       Original Face $6,820,000                    Balance Factor
      $ 2.813205                      $ 15.958806                            73.757816%
------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes

                     Pool A                             7,918,208.69
                     Pool B                             2,360,035.46
                                                        ------------
                                                                         10,278,244.15

Class C Overdue Interest, if any                                0.00
Class C Monthly Interest - Pool A                          33,124.51
Class C Monthly Interest - Pool B                           9,872.82
Class C Overdue Principal, if any                               0.00
Class C Monthly Principal - Pool A                        146,973.83
Class C Monthly Principal - Pool B                         70,704.28
                                                        ------------
                                                                            217,678.11

Ending Principal Balance of the Class C Notes

                     Pool A                             7,771,234.86
                     Pool B                             2,289,331.18
                                                        ------------     -------------
                                                                         10,060,566.04
                                                                         =============

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $13,640,000      Original Face $13,640,000            Balance Factor
     $ 3.152297                       $ 15.958806                     73.757816%
------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                                 5,276,870.75
                   Pool B                                                 1,572,780.21
                                                                          ------------
                                                                                                6,849,650.96
Class D Overdue Interest, if any                                                  0.00
Class D Monthly Interest - Pool A                                            22,690.54
Class D Monthly Interest - Pool B                                             6,762.95
Class D Overdue Principal, if any                                                 0.00
Class D Monthly Principal - Pool A                                           97,946.64
Class D Monthly Principal - Pool B                                           47,118.91
                                                                          ------------
                                                                                                  145,065.55
Ending Principal Balance of the Class D Notes
                    Pool A                                                5,178,924.11
                    Pool B                                                1,525,661.30
                                                                          ------------          ------------
                                                                                                6,704,585.41
                                                                                                ============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                         Ending Principal
Original Face $9,090,000                   Original Face $9,090,000                           Balance Factor
       $ 3.240208                                 $ 15.958806                                   73.757815%
-------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                                6,600,442.30
                    Pool B                                                1,967,272.96
                                                                          ------------
                                                                                                8,567,715.26
Class E Overdue Interest, if any                                                  0.00
Class E Monthly Interest - Pool A                                            44,442.98
Class E Monthly Interest - Pool B                                            13,246.30
Class E Overdue Principal, if any                                                 0.00
Class E Monthly Principal - Pool A                                          122,514.11
Class E Monthly Principal - Pool B                                           58,937.52
                                                                          ------------
                                                                                                  181,451.63
Ending Principal Balance of the Class E Notes
                    Pool A                                                6,477,928.19
                    Pool B                                                1,908,335.44
                                                                          ------------          ------------
                                                                                                8,386,263.63
                                                                                                ============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                         Ending Principal
Original Face $11,370,000                  Original Face $11,370,000                          Balance Factor
       $ 5.073815                                 $ 15.958807                                   73.757816%
-------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
               Pool A                                                              7,919,680.71
               Pool B                                                              2,360,474.17
                                                                                   ------------
                                                                                                             10,280,154.88
Residual Interest - Pool A                                                            54,670.36
Residual Interest - Pool B                                                            51,392.41
Residual Principal - Pool A                                                          147,001.15
Residual Principal - Pool B                                                           70,717.43
                                                                                   ------------
                                                                                                                217,718.58
Ending Residual Principal Balance
               Pool A                                                              7,772,679.56
               Pool B                                                              2,289,756.74
                                                                                   ------------              -------------
                                                                                                             10,062,436.30
                                                                                                             =============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                               214,162.05
 - Servicer Advances reimbursement                                                                              585,594.54
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              259,452.57
                                                                                                              ------------
Total amounts due to Servicer                                                                                 1,059,209.16
                                                                                                              ============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  263,979,688.93

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 4,899,858.98

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
         ending of the related Collection Period                                                                     259,079,829.95
                                                                                                                     ==============
      Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            4,716,802.59

         - Principal portion of Prepayment Amounts                                                    183,056.39

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    4,899,858.98
                                                                                                    ============

POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   78,679,591.47

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 2,357,161.30

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
         ending of the related Collection Period                                                                      76,322,430.17
                                                                                                                     ==============
      Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            2,136,114.09

         - Principal portion of Prepayment Amounts                                                    221,047.21

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    2,357,161.30
                                                                                                    ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    335,402,260.12
                                                                                                                     ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor          Discounted
Lease #                          Lessee Name                             Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
3446-004              Bethesda Regional Cancer Treatment                 $   657,993.20        2879-002         $    438,601.04
3446-005              Bethesda Regional Cancer Treatment                 $   806,918.85        3220-002         $  2,998,755.95
3446-006              Bethesda Regional Cancer Treatment                 $ 1,496,057.34
3446-007              Bethesda Regional Cancer Treatment                 $   437,159.27
                      Cash                                               $    39,228.33
3355-003              New Valley Health Group                            $ 1,206,272.40
                                                                                               2716-203         $    316,980.82
                                                                                               2716-204         $    324,118.47
                                                                                               2046-204         $    241,219.41
                                                                                               2046-205         $    228,201.51
                                                                         --------------                         ---------------
                                                               Totals:   $ 4,643,629.39                         $  4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                                               $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

POOL B

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor          Discounted
Lease #               Lessee Name                                        Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
                         NONE

                                                                         -------------                           --------------
                                                               Totals:   $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                               $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

 POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                          Discounted          Predecessor         Discounted
Lease #                      Lessee Name                                 Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
3714-002         Kaley Imaging, Inc., and KI Holding                     $1,077,801.74          3196-001        $    676,598.53
                 Cash                                                    $  186,640.06          3196-002        $    240,400.54
                                                                                                3196-003        $     79,697.00
                                                                                                3116-402        $     97,806.30
                                                                                                3116-404        $     43,955.63
                                                                                                3116-405        $    125,983.80

                                                                         -------------                          ---------------
                                                               Totals:   $1,264,441.80                          $  1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                               $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ----              --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                           Discounted         Predecessor         Discounted
Lease #                     Lessee Name                                  Present Value          Lease #          Present Value
--------------------------------------------------------                 -------------        -----------       ---------------
3694-001         Community Radiology of Virginia                         $2,833,341.68          1377-006        $  1,547,323.56
3730-002         MICA Imaging, Inc., and MI Imaging                      $3,815,001.24          288-097         $    697,415.55
                                                                                                288-098         $     22,467.83
                                                                                                1971-091        $    665,899.16
                                                                                                2478-002        $    477,187.21
                                                                                                2478-091        $     51,246.48
                                                                                                3273-002        $  2,581,143.34
                                                                                                3251-003        $     85,517.94

                                                                         -------------                          ---------------
                                                               Totals:   $6,648,342.92                          $  6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $  6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                               $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ---               --------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
This Month                                       7,105,691.06       This Month                       335,402,260.12
1 Month Prior                                    7,294,943.20       1 Month Prior                    342,659,280.40
2 Months Prior                                   7,054,859.78       2 Months Prior                  358,174,275.40

Total                                           21,455,494.04       Total                          1,036,235,815.92

a) 3 MONTH AVERAGE                               7,151,831.35       b) 3 MONTH AVERAGE               345,411,938.64

c) a/b                                                   2.07%

2.    Does a Delinquency Condition Exist
      (1c > 6% )?
                                                                                                   Yes____                 No     X
                                                                                                                                ----
3.    Restricting Event Check

      A. A Delinquency Condition exists for
         current period?                                                                           Yes____                 No     X
                                                                                                                               ----
      B. An Indenture Event of Default has
         occurred and is then continuing?                                                          Yes____                 No     X
                                                                                                                                ----

4.    Has a Servicer Event of Default occurred?                                                    Yes____                 No     X
                                                                                                                                ----
5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                             Yes____                 No     X
                                                                                                                                ----
      B. Bankruptcy, insolvency,
         reorganization; default/violation of
         any covenant or obligation not
         remedied within 90 days?                                                                  Yes____                 No     X
                                                                                                                                ----
      C. As of any Determination date, the sum
         of all defaulted contracts since the
         Closing date exceeds 6% of the ADCB
         on the Closing Date?                                                                      Yes____                 No     X
                                                                                                                                ----
6.    Aggregate Discounted Contract Balance at
      Closing Date                                                                                 Balance   $  454,734,535.69
                                                                                                              ----------------

      DELINQUENT LEASE SUMMARY

                                                Current Pool
Days Past Due                                      Balance          # Leases
-------------                                   -------------       ---------
  31 - 60                                        9,677,529.26          36
  61 - 90                                        602,663.64            12
 91 - 180                                        7,105,691.06          25
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